UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 19, 2004

(Date of earliest event reported)

PHARMACYCLICS, INC.

    (Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	Number)

995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330

(Address of principal executive offices including zip code and registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1

Item 8.01 Other Events.

On November 19, 2004, Pharmacyclics, Inc., a Delaware corporation (the “Registrant”), issued a press release announcing the presentation of results from two Phase 1 trials of Xcytrin® (motexafin gadolinium) Injection, the Registrant’s lead cancer therapeutic candidate, plus cranial irradiation for the treatment of patients with newly diagnosed glioblastoma multiforme (GBM). The presentation occurred at the 9th Annual Meeting of the Society for Neuro-Oncology taking place this week in Toronto, Canada.

The foregoing description is qualified in its entirety by reference to the Registrant’s Press Release dated November 19, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated November 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2004

PHARMACYCLICS, INC.
By:	/s/ RICHARD A. MILLER, M.D.

Name:	Richard A. Miller, M.D.
Title:	President and Chief Executive Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED November 19, 2004

Exhibit No.	Description
99.1	Press Release of Pharmacyclics, Inc. dated November 19, 2004.